UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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STONEBRIDGE ACQUISITION CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF STONEBRIDGE ACQUISITION CORPORATION

ONE WORLD TRADE CENTER, SUITE 8500

NEW YORK, NY 10007

TO BE HELD ON JANUARY 17, 2024

Dear StoneBridge Acquisition Corporation Shareholder:

You are cordially invited to virtually attend an extraordinary general meeting of StoneBridge Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “StoneBridge,” “we,” “us” or “our”), which will be held on January 17, 2024, at [●] p.m. Eastern Standard Time (the “Extraordinary General Meeting”) at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States, and virtually via live webcast at https://www.cstproxy.com/stonebridgespac/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8943610#

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business StoneBridge will conduct at the Extraordinary General Meeting and provide information about StoneBridge that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend StoneBridge’s Amended and Restated Memorandum and Articles of Association, as amended as of July 19, 2023 (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) from January 20, 2024 (the “Termination Date”) up to 6 times for an additional one (1) month each time up to July 20, 2024 (the “Extension”) (i.e., for a period of time ending up to 36 months after the consummation of its initial public offering (the “IPO”)) by depositing into the StoneBridge trust account (the “Trust Account”), for each one-month extension, $0.025 for each Public Share (as defined below) outstanding (the “Extension Payment”) after giving effect to the Redemption (the “Extension Amendment Proposal”);

Proposal No. 2—NTA Amendment Proposal—A proposal, by special resolution, to amend the Articles of Association to remove the net tangible asset (the “NTA”) requirement in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission (the “SEC”) (the “NTA Amendment Proposal”); and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the NTA Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. Approval of the NTA Amendment Proposal is a condition to the removal of the NTA Requirement. Notwithstanding the foregoing, even if the Extension Amendment Proposal and NTA Amendment Proposal are approved, StoneBridge may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, NTA Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow StoneBridge additional time and flexibility to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal and NTA Amendment Proposal is to simultaneously (i) provide those StoneBridge shareholders who do not wish to extend the Termination Date or remove the NTA Requirement with the opportunity to exercise their redemption rights earlier than they would if StoneBridge liquidated on the Termination Date and (ii) allow those StoneBridge shareholders who wish for StoneBridge to continue its search for a Business Combination to remain shareholders.

Currently, the company has until the Termination Date, or January 20, 2024, to consummate the Business Combination and must maintain net tangible assets of at least $5,000,001 upon consummation of the Business Combination. The Board has determined that it is in the best interests of StoneBridge to (i) seek an extension of the Termination Date and have StoneBridge shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination, and (ii) seek removal of the NTA Requirement and have StoneBridge shareholders approve the NTA Amendment Proposal. The Board believes that the current Termination Date and NTA Requirement will not provide sufficient time and flexibility to complete a Business Combination. Given StoneBridge’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and NTA Amendment Proposal are approved and the Extension is implemented and NTA Requirement removed, there is no assurance that StoneBridge will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination

In order to avail ourselves of the additional one-month extension periods to consummate the Business Combination, our sponsor, StoneBridge Acquisition Sponsor LLC (the “Sponsor”) or its affiliates or designees (together with the Sponsor, the “Lender”), upon five days’ advance notice prior to the applicable Business Combination deadline, must deposit into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $0.025 for each outstanding Class A ordinary share, par value $0.0001 per share and issued as part of the units issued in the IPO (each a “Public Share” or “Class A ordinary share”), after giving effect to the Redemption. If we complete our Business Combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us or, at the option of the Lender, convert such loaned amounts into private placement warrants of the post business combination entity at a price of $1.00 per warrant. If we do not complete a Business Combination, we will not repay such loans. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our initial business combination.

As contemplated by the Articles of Association, in the event that any amendment is made to the Articles of Association to, among other things, modify the timing of the Company’s obligation to allow redemption in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of the effectiveness of such amendment in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying proxy statement.

A Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $[●] (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately [●] as of the Record Date (including interest not previously released to StoneBridge to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Capital Market (“Nasdaq”) on the Record Date was $11.16. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately the same amount per share than if the Public Shares were sold in the open market. StoneBridge cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. StoneBridge believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if StoneBridge does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by StoneBridge shareholders, or if the NTA Amendment Proposal is not approved and the NTA Requirement is not removed or satisfied at the time of the consummation of the Business Combination, StoneBridge (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of StoneBridge’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to StoneBridge’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal and the NTA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Class A ordinary shares and Class B ordinary shares (defined below) (together, the “Ordinary Shares”) entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. As of the date of this proxy statement, the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares” or “Class B ordinary shares”), represent 67.3% of the Company’s outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal and the NTA Amendment Proposal to approve such proposal. Further, if only a minimum quorum of outstanding Ordinary Shares is present at the Extraordinary General Meeting, then no Public Shares will need to vote in favor of the Extension Amendment Proposal to approve such proposal.

Our Articles of Association currently provides that the Company will not consummate any Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination (the “NTA Requirement”). The purpose of the NTA Amendment Proposal is to add an additional basis on which the Company may rely, as it has since its IPO, so as not be to be subject to the “penny stock” rules of the SEC.

If the NTA Amendment Proposal is not approved, and there are significant requests for redemption such that the NTA Requirement is not satisfied, the NTA Requirement would prevent the Company from being able to consummate a Business Combination, and because we have only a limited time to complete an initial Business Combination, we may be required to liquidate. If we liquidate, our warrants will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Regardless of whether all or a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need none of the Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and NTA Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on December 27, 2023 (the “Record Date”) as the date for determining StoneBridge shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 2,422,013 issued and outstanding Public Shares and 5,000,000 issued and outstanding Founder Shares. StoneBridge’s warrants do not have voting rights.

As of the date of this proxy statement, the Sponsor, individually, and collectively with the members of the board of directors of StoneBridge, owns approximately 67.3% of the issued and outstanding StoneBridge Ordinary Shares (including 100% of the issued and outstanding StoneBridge Class B Ordinary Shares). Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal, the NTA Amendment Proposal and, if presented, the Adjournment Proposal even if all other outstanding shares are voted against such proposals.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination within the Combination Period, as extended. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the expiration of the Combination Period, as extended.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal are in the best interests of StoneBridge and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

StoneBridge’s directors and officers have interests in the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants (as defined below) that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of StoneBridge—Interests of the Initial Shareholders” in the accompanying proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, StoneBridge urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of StoneBridge Acquisition Corporation

Bhargav Marepally, Chief Executive Officer

[●], 2024

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal and the NTA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of one-third of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, or if your broker, bank or nominee submits a broker non-vote with respect to your Ordinary Shares, your shares will not be counted towards the number of Ordinary Shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the NTA Amendment Proposal or Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Extension Amendment Proposal, the NTA Amendment Proposal or Adjournment Proposal.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON JANUARY 15, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on January 17, 2024: This notice of meeting and the accompanying proxy statement are being made available on or about [●], 2024, at https://www.cstproxy.com/stonebridgespac/2024.

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF STONEBRIDGE ACQUISITION CORPORATION

TO BE HELD ON JANUARY 17, 2024

To the Shareholders of StoneBridge Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of StoneBridge Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “StoneBridge,” “we,” “us” or “our”), will be held on January 17, 2024, at [●] p.m. Eastern Time at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States, and virtually, via live webcast at https://www.cstproxy.com/stonebridgespac/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8943610#

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated [●], 2024 and is first being mailed to shareholders on or about [●], 2024:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend StoneBridge’s Articles of Association to give the Company the right to extend the Combination Period from January 20, 2024 up to 6 times for an additional one (1) month each time up to July 20, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption;

Proposal No. 2—NTA Amendment Proposal—A proposal, by special resolution, to amend the Articles of Association to remove the NTA Requirement in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the SEC; and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal , the NTA Amendment Proposal, or to provide additional time to effectuate the Extension.

Each of the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. Approval of the NTA Amendment Proposal is a condition to the removal of the NTA Requirement. Even if the Extension Amendment Proposal and NTA Amendment Proposal are approved, we may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the NTA Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow StoneBridge additional time and flexibility to complete an initial business combination (“Business Combination”). Additionally, the purpose of the Extension Amendment Proposal and the NTA Amendment Proposal is to simultaneously (i) provide those StoneBridge shareholders who do not wish to extend the Termination Date or remove the NTA Requirement with the opportunity to exercise their redemption rights earlier than they would if StoneBridge liquidated on the Termination Date and (ii) allow those StoneBridge shareholders who wish for StoneBridge to continue its search for a Business Combination to remain shareholders.

Currently, the company has (i) until the Termination Date, or January 20, 2024, to consummate the Business Combination and (ii) maintain net tangible assets of at least $5,000,001 upon consummation of the Business Combination. The Board has determined that it is in the best interests of StoneBridge to (i) seek an extension of the Termination Date and have StoneBridge shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination, and (ii) seek removal of the NTA Requirement and have StoneBridge shareholders approve the NTA Amendment Proposal. The Board believes that the current Termination Date and NTA Requirement will not provide sufficient time and flexibility to complete a Business Combination. Given StoneBridge’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and NTA Amendment Proposal are approved and the Extension is implemented and NTA Requirement removed, there is no assurance that StoneBridge will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

In order to avail ourselves of the additional one-month extension periods to consummate the Business Combination, the Sponsor or its affiliates or designees (together with the Sponsor, the “Lender”), upon five days’ advance notice prior to the applicable Business Combination deadline, must deposit into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline $0.025 for each Public Share outstanding after giving effect to the Redemption. If we complete our Business Combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us or, at the option of the Lender, convert such loaned amounts into private placement warrants of the post business combination entity at a price of $1.00 per warrant. If we do not complete a Business Combination, we will not repay such loans. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our initial business combination.

As contemplated by the Articles of Association, in the event that any amendment is made to the Articles of Association to, among other things, modify the timing of the Company’s obligation to allow redemption in connection with a Business Combination, the holders Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of the effectiveness of such amendment in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions in the accompanying proxy statement.

A Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $[●] (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date (including interest not previously released to StoneBridge to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on Nasdaq on the Record Date was $11.16. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately the same amount per share than if the Public Shares were sold in the open market. StoneBridge cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. StoneBridge believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if StoneBridge does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by StoneBridge shareholders, or if the NTA Amendment Proposal is not approved and the NTA Requirement is not removed or satisfied at the time of the consummation of the Business Combination StoneBridge will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of StoneBridge’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to StoneBridge’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

Pursuant to our Articles of Association, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares and Public Warrants (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to Continental Stock Transfer & Trust Company (the “Trustee” or “Transfer Agent”) including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that StoneBridge redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 15, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or NTA Amendment Proposal. If the Extension is not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Subject to the foregoing, the approval of the Extension Amendment Proposal and NTA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. As of the date of this proxy statement, the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”), represent 67.3% of the Company’s outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal and NTA Amendment Proposal to approve such proposals. If only a minimum quorum of outstanding Ordinary Shares is present at the Extraordinary General Meeting, then no Public Shares will need to vote in favor of the Extension Amendment Proposal and NTA Amendment Proposal to approve such proposals.

Our Articles of Association currently provides that the Company will not consummate any Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination (the “NTA Requirement”). The purpose of the NTA Amendment Proposal is to add an additional basis on which the Company may rely, as it has since its IPO, so as not be to be subject to the “penny stock” rules of the SEC.

If the NTA Amendment Proposal is not approved, and there are significant requests for redemption such that the NTA Requirement is not satisfied, the NTA Requirement would prevent the Company from being able to consummate a Business Combination, and because we have only a limited time to complete an initial Business Combination, we may be required to liquidate. If we liquidate, our warrants will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Regardless of whether all or a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need none of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or NTA Amendment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares at the close of business on December 27, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 2,422,013 issued and outstanding Public Shares and 5,000,000 issued and outstanding Founder Shares. StoneBridge’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, StoneBridge urges you to read this material carefully and vote your shares.

As of the date of this proxy statement, the Sponsor, individually, and collectively with the members of the board of directors of StoneBridge, owns approximately 67.3% of the issued and outstanding StoneBridge Ordinary Shares (including 100% of the issued and outstanding StoneBridge Class B Ordinary Shares). Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal, the NTA Amendment Proposal and, if presented, the Adjournment Proposal even if all other outstanding shares are voted against such proposals.

This proxy statement is dated [●], 2024 and is first being mailed to shareholders on or about [●], 2024.

By Order of the Board of Directors of StoneBridge Acquisition Corporation

Bhargav Marepally. Chief Executive Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect StoneBridge’s current views with respect to, among other things, its capital resources and results of operations. Likewise, StoneBridge’s financial statements and all of StoneBridge’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect StoneBridge’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. StoneBridge does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	StoneBridge’s ability to complete a Business Combination, including approval by the shareholders of StoneBridge;

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Public Shares and other securities of StoneBridge;

•	the use of funds not held in the Trust Account or available to StoneBridge from interest income on the Trust; Account balance;

•	the competitive environment in which our successor will operate following a Business Combination; and

•	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect StoneBridge’s good faith beliefs, they are not guarantees of future performance. StoneBridge disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause StoneBridge’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in StoneBridge’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 28, 2023, and in other reports StoneBridge filed with the SEC, including StoneBridge’s Quarterly Reports on Form 10-Q for the period ended September 30, 2023, filed with the SEC on November 6, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to StoneBridge.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.	StoneBridge is a blank check company incorporated under the laws of the Cayman Islands on February 2, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. StoneBridge’s registration statement on Form S-1 (File No. 333-253641) for StoneBridge’s IPO was declared effective by the SEC on July 15, 2021. On July 20, 2021, StoneBridge consummated its IPO of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one Class A ordinary share at $11.50 per share beginning 30 days after the completion of a Business Combination (the “Public Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. Simultaneously with the consummation of the IPO and the sale of the Units, StoneBridge consummated the private placement of an aggregate of 8,000,000 warrants (the “Private Placement Warrants”) issued to the Sponsor at a price of $1.00 per warrant, generating total proceeds of $8,000,000. Each Private Placement Warrant is exercisable for one Class A ordinary share beginning 30 days after the completion of a Business Combination.

A total of $202,000,000 of the net proceeds from StoneBridge’s IPO and sale of the Private Placement Warrants were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Articles of Association provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

On October 13, 2022, StoneBridge notified the trustee of the Company’s Trust Account that it was extending the time available to the Company to consummate A Business Combination from October 20, 2022 to January 20, 2023. The extension was the first of up to two (2) three-month extensions permitted under the Company’s then-existing governing documents. In connection with such extension, the Sponsor deposited an aggregate of $1,000,000 into the Trust Account, on behalf of the Company on October 13, 2022.

On January 20, 2023, StoneBridge held an extraordinary general meeting of shareholders, pursuant to which, the Company’s shareholders approved, by special resolution, a proposal to amend the Company’s Articles of Association to give the Company the right to extend the date by which it has to consummate a Business from January 20, 2023 up to 6 times for an additional one (1) month each time up to July 20, 2023 by depositing into the Trust Account, for each one-month extension, $0.05 for each Class A ordinary share outstanding, after giving effect to any shareholder redemptions, which amount shall not exceed $150,000 per extension. In connection with such extension, the Sponsor deposited an aggregate of $150,000 into the Trust Account, on behalf of the Company on January 20, 2023, extending the time available to the Company to consummate its initial business combination from January 20, 2023 to February 20, 2023. On February 16, 2023, March 13, 2023, April 14, 2023. May 17, 2023, and June 14, 2023, the Sponsor deposited $150,000 into the Trust Account on each date, on behalf of the Company, to extend the time available to the Company to consummate its initial business combination to the 20th of each such month.

On July 19, 2023, StoneBridge held an extraordinary general meeting of shareholders, pursuant to which, the Company’s shareholders approved, by special resolution, a proposal to amend StoneBridge’s Articles of Association to give the Company the right to extend the Combination Period from July 20, 2023 up to 6 times for an additional one (1) month each time up to January 20, 2024 (i.e., for a period of time ending up to 30 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, $0.025 for each Public Share after giving effect to any shareholder redemptions. In connection with such extension, the Sponsor deposited $60,649.23 into the Trust Account, on behalf of the Company on July 19, 2023, extending the time available to the Company to consummate its initial business combination from July 20, 2023 to August 20, 2023. On August 15, 2023, September 13, 2023, October 12, 2023. November 17, 2023, and December 13, 2023, the Sponsor deposited $60,649.23 into the Trust Account on each date, on behalf of the Company, to extend the time available to the Company to consummate its initial business combination to the 20th of each such month.

Currently, the Company has until the Termination Date, or January 20, 2024, to consummate the Business Combination and must maintain net tangible assets of at least $5,000,001 upon consummation of the Business Combination. The Board has determined that it is in the best interests of StoneBridge to (i) seek an extension of the Termination Date and have StoneBridge shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination, and (ii) seek removal of the NTA Requirement and have StoneBridge shareholders approve the NTA Amendment Proposal. The Board believes that the current Termination Date and NTA Requirement will not provide sufficient time and flexibility to complete a Business Combination. Given StoneBridge’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and NTA Amendment Proposal are approved and the Extension is implemented and NTA Requirement removed, there is no assurance that StoneBridge will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on January 17, 2024, at [●] p.m. Eastern Time at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States, and virtually via live webcast by visiting https://www.cstproxy.com/stonebridgespac/2024 and entering the voter control number included on your proxy card and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 8943610#

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	Any shareholder wishing to attend the Extraordinary General Meeting virtually should register for the Extraordinary General Meeting by January 16, 2024 by 4:30 p.m. Eastern Time at https://www.cstproxy.com/stonebridgespac/2024. You can virtually attend the Extraordinary General Meeting via the internet by visiting https://www.cstproxy.com/stonebridgespac/2024 and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	StoneBridge shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend StoneBridge’s Articles of Association to give the Company the right to extend the Combination Period from January 20, 2024 up to 6 times for an additional one (1) month each time up to July 20, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption;

Proposal No. 2—NTA Amendment Proposal—A proposal, by special resolution, to amend the Articles of Association to remove the NTA Requirement in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the SEC; and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, NTA Amendment Proposal, or to provide additional time to effectuate the Extension.

Q.	Are the proposals conditioned on one another?

A.	Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented and one or more StoneBridge shareholders elect to redeem their Public Shares, StoneBridge will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this proxy statement, and will retain the remainder of the funds in the Trust Account for StoneBridge’s use in connection with consummating a Business Combination on or before the expiration of the Combination Period, as extended.

If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by StoneBridge shareholders, or if the NTA Amendment Proposal is not approved and the NTA Requirement is not removed or satisfied at the time of the consummation of the Business Combination, StoneBridge (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of StoneBridge’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to StoneBridge’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Sponsor and all of StoneBridge’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 5,000,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to StoneBridge’s warrants, which will expire worthless in the event StoneBridge dissolves and liquidates the Trust Account.

Even if the Extension Amendment Proposal and NTA Amendment Proposal are approved, StoneBridge may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

The NTA Amendment Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal.

Q.	Why is StoneBridge proposing the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal?

A.	The Articles of Association provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow StoneBridge additional time to complete a Business Combination. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those StoneBridge shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if StoneBridge liquidated on the Termination Date and (ii) allow those StoneBridge shareholders who wish for StoneBridge to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or January 20, 2024, to consummate the Business Combination and must maintain net tangible assets of at least $5,000,001 upon consummation of the Business Combination. The Board has determined that it is in the best interests of StoneBridge to (i) seek an extension of the Termination Date and have StoneBridge shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination, and (ii) seek removal of the NTA Requirement and have StoneBridge shareholders approve the NTA Amendment Proposal. The Board believes that the current Termination Date and NTA Requirement will not provide sufficient time and flexibility to complete a Business Combination. Given StoneBridge’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and NTA Amendment Proposal are approved and the Extension is implemented and NTA Requirement removed, there is no assurance that StoneBridge will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination

If the Extension Amendment Proposal or the NTA Amendment Proposal are not approved by StoneBridge shareholders, StoneBridge may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension, or to otherwise provide additional time to effectuate the Extension. If the Adjournment Proposal is not approved by StoneBridge shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination within the Combination Period, as extended. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the expiration of the Combination Period, as extended.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal and the NTA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of one-third of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, a StoneBridge’s shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the NTA Amendment Proposal or Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Extension Amendment Proposal, the NTA Amendment Proposal or Adjournment Proposal.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.	StoneBridge believes its shareholders will benefit from StoneBridge consummating a Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the Combination Period from January 20, 2024, up to 6 times for an additional one (1) month each time up to July 20, 2024. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given StoneBridge’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that StoneBridge will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

In order to avail ourselves of the additional one-month extension periods to consummate the Business Combination, the Sponsor or its affiliates or designees (together with the Sponsor, the “Lender”), upon five days’ advance notice prior to the applicable Business Combination deadline, must deposit into the Trust Account, on or prior to the date of the applicable Business Combination deadline $0.025 for each Class A ordinary share outstanding after giving effect to the Redemption. If we complete our Business Combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us or, at the option of the Lender, convert such loaned amounts into private placement warrants of the post business combination entity at a price of $1.00 per warrant. If we do not complete a Business Combination, we will not repay such loans. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our initial business combination.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Q.	Why should I vote “FOR” the NTA Amendment Proposal?

A.	StoneBridge believes a Business Combination will provide significant benefits to our shareholders and is proposing the NTA Amendment Proposal to add an additional basis on which the Company may rely, as it has since its IPO, to be not subject to the “penny stock” rules of the SEC. The Company believes that the NTA Requirement is not needed. The purpose of such limitation was initially to ensure that the Company would not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the NTA Amendment Proposal to facilitate the consummation of a Business Combination.

StoneBridge believes that it can rely on other available exclusions from the penny stock rules that would not impose restrictions on its net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Articles of Association, if the NTA Amendment Proposal is not approved, the Company may not be able to consummate its initial Business Combination. The Articles of Association provides that the Company will not consummate a Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of a Business Combination. If the NTA Amendment is not approved and there are significant requests for redemption such that the NTA Requirement would not be satisfied, the Articles of Association would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met, forcing us to liquidate. If we liquidate, our warrants will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

The Board recommends that you vote in favor of the NTA Amendment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by StoneBridge shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, NTA Amendment Proposal, or implementation of the Extension.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	The initial shareholders have advised StoneBridge that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, the NTA Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal or NTA Amendment Proposal. On the Record Date, the Sponsor, StoneBridge’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,000,000 Founder Shares held by the Sponsor and the officers and directors of StoneBridge, representing approximately 67.3% of StoneBridge’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need any Public Shares to vote in favor of each of the Extension Amendment Proposal and the NTA Amendment Proposal to approve such proposals. If only a minimum quorum of outstanding Ordinary Shares is present at the Extraordinary General Meeting, then no Public Shares will need to vote in favor of the Extension Amendment Proposal or the NTA Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, regardless of whether all or a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need none of the Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the NTA Amendment Proposal at the Extraordinary General Meeting.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the NTA Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the NTA Amendment Proposal or the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal.

If you fail to vote by proxy or in person (including virtually) at the Extraordinary General Meeting, or if you do not provide voting instructions to your broker, bank or nominee, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN,” such abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal, the NTA Amendment Proposal or the Adjournment Proposal.

If the Extension Amendment Proposal and NTA Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal is not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal, StoneBridge may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by StoneBridge shareholders, StoneBridge (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of StoneBridge’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to StoneBridge’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of StoneBridge waived their rights to participate in any liquidation distribution with respect to the 5,000,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to StoneBridge’s warrants, which will expire worthless in the event StoneBridge dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal is approved, what happens next?

A.	If the Extension Amendment Proposal is approved, then StoneBridge will amend its Articles of Association by filing an amendment with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto and will continue its efforts to consummate a Business Combination on or before the expiration of the Combination Period, as extended.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of StoneBridge held by StoneBridge’s officers, directors, the Sponsor and its affiliates.

Even if the Extension Amendment Proposal is approved, StoneBridge may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Articles of Association and may liquidate on the Termination Date.

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•

sending a later-dated, signed proxy card addressed to StoneBridge’s Chief Executive Officer located at StoneBridge Acquisition Corporation, One World Trade Center, Suite 8500, New York, NY 10007 Attn: Bhargav Marepally, so that it is received by StoneBridge’s Secretary or Chief Executive Officer on or before the Extraordinary General Meeting; or

•	attending and voting, in person or virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to StoneBridge’s Chief Executive Officer, which must be received by StoneBridge’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal and the NTA Amendment Proposal require a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. With respect to the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on outcome of any proposal brought before the Extraordinary General Meeting.

Q.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. StoneBridge believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum but will have no effect on the outcome of any of the proposals submitted to a vote at the Extraordinary General Meeting. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of StoneBridge shareholders necessary to hold a valid meeting. Our Articles of Association defines a quorum as the holders (whether individuals or entities by a duly authorized representative) of one-third of the Ordinary Shares being present in person or by proxy at the Extraordinary General Meeting.

Accordingly, a StoneBridge shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.

Q.	How many votes do I have?

A.	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on January 16, 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxyvote.com and entering the voter control number included on your proxy card.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the NTA Amendment Proposal and Adjournment Proposal the Board has determined that each proposal is in the best interests of StoneBridge and its shareholders. The Board recommends that StoneBridge shareholders vote “FOR” each of the Extension Amendment Proposal, the NTA Amendment Proposal and Adjournment Proposal, if presented.

Q.	What interests do StoneBridge’s directors and officers have in the approval of the Extension Amendment Proposal and the NTA Amendment Proposal??

A.	StoneBridge’s directors and officers have interests in the Extension Amendment Proposal and the NTA Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of StoneBridge—Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or NTA Amendment Proposal?

A.	No. There are no appraisal rights available to StoneBridge shareholders in connection with the Extension Amendment Proposal or NTA Amendment Proposal.

Q.	How are the funds in the Trust Account currently being held?

A.	The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Q.	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.	Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this proxy statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Q.	If I own Public Warrants, can I exercise redemption rights with respect to my Public Warrants?

A.	No. The holders of Public Warrants have no redemption rights with respect to such Public Warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal and the NTA Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, StoneBridge shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to StoneBridge to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated July 15, 2021, filed in connection with the IPO. Even if the Extension Amendment Proposal or the NTA Amendment Proposal are approved, StoneBridge may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Pursuant to our Articles of Association, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that StoneBridge redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 15, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension is not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of StoneBridge’s transfer agent is listed under the question “Who can help answer my questions?” below. StoneBridge requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to StoneBridge’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and StoneBridge’s transfer agent will need to act to facilitate the request. It is StoneBridge’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because StoneBridge does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with StoneBridge’s consent, until a vote is taken with respect to the Extension, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

StoneBridge shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved and the Extension is effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	StoneBridge will pay the cost of soliciting proxies for the Extraordinary General Meeting. StoneBridge has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. StoneBridge will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of StoneBridge may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

StoneBridge Acquisition Corporation

One World Trade Center, Suite 8500

New York, NY 10007

(646) 314-3555

You may also contact the proxy solicitor for StoneBridge at:

Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

855-414-2266

Email: APAC@laurelhill.com

To obtain timely delivery, StoneBridge shareholders must request the materials no later than January 10, 2024, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about StoneBridge from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m. Eastern Time on January 15, 2024, two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemptions

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF STONEBRIDGE

This proxy statement is being provided to StoneBridge shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of StoneBridge shareholders to be held on January 17, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2024 to all shareholders of record of StoneBridge as of December 27, 2023, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at [●] p.m. Eastern Time on January 17, 2024, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States, and virtually via live webcast by visiting https://www.cstproxy.com/stonebridgespac/2024 and entering the voter control number included on your proxy card. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, StoneBridge shareholders will consider and vote on the following proposals:

•	Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend StoneBridge’s Articles of Association to give the Company the right to extend the Combination Period from January 20, 2024 up to 6 times for an additional one (1) month each time up to July 20, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption;

•	Proposal No. 2—NTA Amendment Proposal—A proposal, by special resolution, to amend the Articles of Association to remove the NTA Requirement in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the SEC; and

•	Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the NTA Amendment Proposal, or to provide additional time to effectuate the Extension.

Voting Power; Record Date

As a shareholder of StoneBridge, you have a right to vote on certain matters affecting StoneBridge. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on December 27, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,422,013 issued and outstanding shares, of which 2,422,013 shares were held by holders of Public Shares and 5,000,000 Founder Shares were held by the initial shareholders.

Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of one-third of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, a StoneBridge’s shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the NTA Amendment Proposal or Adjournment Proposal. Abstentions and not broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Extension Amendment Proposal, the NTA Amendment Proposal or Adjournment Proposal.

The approval of the Extension Amendment Proposal and the NTA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

On the Record Date, the Sponsor, StoneBridge’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,000,000 Founder Shares held by the Sponsor and the officers and directors of StoneBridge, representing approximately 67.3% of StoneBridge’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal and the NTA Amendment Proposal to approve such proposals. If only a minimum quorum of outstanding Ordinary Shares is present at the Extraordinary General Meeting, then no Public Shares will need to vote in favor of the Extension Amendment Proposal and the NTA Amendment Proposal to approve such proposals. To approve the Adjournment Proposal, regardless of whether all or a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need none of the Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or NTA Amendment Proposal at the Extraordinary General Meeting.

It is possible that StoneBridge will not be able to complete its initial Business Combination on or before the Termination Date, or by the expiration of the Combination Period, as extended, even if the Extension Amendment Proposal or the NTA Amendment Proposal are approved. If StoneBridge fails to complete its initial Business Combination on or before the Termination Date, or by the expiration of the Combination Period, as extended, even if the Extension Amendment Proposal or NTA Amendment Proposal are approved, StoneBridge will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares—Shareholders of Record

If you are a StoneBridge shareholder of record, you may vote in person, by mail, or internet. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the NTA Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, on January 16, 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxyvote.com and entering the voter control number included on their proxy card.

Voting Your Shares—Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from StoneBridge. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to proxyservices@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: Proxy Services Department

1 State Street, 30th Floor

New York, NY 10004

Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:30 p.m., New York Time, on January 16, 2024.

You will receive a confirmation of your registration by email after StoneBridge receives your registration materials. You may virtually attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/stonebridgespac/2024 and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. StoneBridge encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at [●] p.m. Eastern Time, on January 17, 2024, at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas, 77002 United States, and virtually via live webcast at https://www.cstproxy.com/stonebridgespac/2024. You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify StoneBridge’s Chief Executive Officer in writing to StoneBridge Acquisition Corporation, One World Trade Center, Suite 8500, New York, NY 10007, before the Extraordinary General Meeting that you have revoked your proxy; or

•	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the NTA Amendment Proposal, and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call The Laurel Hill Advisory Group, LLC, StoneBridge’s proxy solicitor.

Redemption Rights

In connection with the Extension Amendment Proposal and the NTA Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to StoneBridge to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated July 15, 2021, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. Even if the Extension Amendment Proposal or the NTA Amendment Proposal is approved, StoneBridge may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Pursuant to our Articles of Association, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that StoneBridge redeem all or a portion of your Public Shares for cash; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 15, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension is not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of StoneBridge’s transfer agent is listed under the question “Who can help answer my questions?” below. StoneBridge requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to StoneBridge’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and StoneBridge’s transfer agent will need to act to facilitate the request. It is StoneBridge’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because StoneBridge does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with StoneBridge’s consent, until a vote is taken with respect to the Extension, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

StoneBridge shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved and the Extension is effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[●] as of the Record Date. Prior to their exercising redemption rights, StoneBridge shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of StoneBridge, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Extension Amendment Proposal is not approved and the Extension implemented, and if and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by StoneBridge shareholders, or if the NTA Amendment Proposal is not approved and the NTA Requirement is not removed or satisfied at the time of the consummation of the Business Combination, StoneBridge will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of StoneBridge’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to StoneBridge shareholders in connection with the Extension Amendment Proposal or the NTA Amendment Proposal.

Proxy Solicitation Costs

StoneBridge is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. StoneBridge has engaged The Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. StoneBridge and its directors, officers and employees may also solicit proxies on the internet. StoneBridge will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

StoneBridge will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. StoneBridge will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to StoneBridge shareholders. Directors, officers and employees of StoneBridge who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. StoneBridge’s directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:

•	If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by StoneBridge shareholders, or if the NTA Amendment Proposal is not approved and the NTA Requirement is not removed or satisfied at the time of the consummation of the Business Combination, StoneBridge will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding StoneBridge public shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and StoneBridge’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.005 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $55,800,000 based upon the closing price of $11.16 per share on Nasdaq on the Record Date.

•	Simultaneously with the consummation of the IPO, the Sponsor and Cantor purchased 8,000,000 Private Placement Warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share beginning 30 days after the completion of a Business Combination, at a price of $1.00 per warrant for an aggregate of $8,000,000 in a private placement. Such Private Placement Warrants have an aggregate market value of approximately $213,600 based upon the closing per warrant price of $0.0267 on Nasdaq on the Record Date. The Private Placement Warrants and Class A ordinary shares underlying the Private Placement Warrants will become worthless if StoneBridge does not consummate a business combination by the Termination Date or such later date that may be approved by StoneBridge shareholders in accordance with the Articles of Association.

•	The Sponsor and StoneBridge’s directors and officers paid significantly less for their Founder Shares and Private Placement Warrants than other Public Shareholders and holders of Public Warrants paid for their Public Shares and Public Warrants purchased in the IPO or shares or warrants purchased in the open market thereafter. Even if the trading price of the Class A ordinary shares were as low as $2.31 per share, the aggregate market value of the Founder Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor and StoneBridge’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Class A ordinary shares have lost significant value. On the other hand, if the Extension Amendment Proposal or the NTA Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsor, officers and directors will lose their entire investment in us.

•	Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below: (i) $10.00 per Public Share; or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•	The Articles of Association contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with StoneBridge but were not offered due to a StoneBridge director’s duties to another entity. StoneBridge does not believe that the waiver of the corporate opportunity doctrine in its Articles of Association interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal is approved and StoneBridge consummates an initial Business Combination, the officers and directors of StoneBridge may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

StoneBridge is a blank check company incorporated under the laws of the Cayman Islands on February 2, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. StoneBridge has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On July 20, 2021, StoneBridge consummated its IPO of 20,000,000 Units. Each Unit consists of one Public Share and one-half of one Public Warrant. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. Simultaneously with the consummation of the IPO and the sale of the Units, StoneBridge and Cantor consummated the private placement of an aggregate of 8,000,000 Private Placement Warrants issued to the Sponsor at a price of $1.00 per warrant, generating total proceeds of $8,000,000. Upon the closing of the IPO and simultaneous private placement, a total of $202,000,000 of the net proceeds from StoneBridge’s IPO and sale of the Private Placement Warrants were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Articles of Association provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

On October 13, 2022, StoneBridge notified the trustee of the Company’s Trust Account that it was extending the time available to the Company to consummate A Business Combination from October 20, 2022 to January 20, 2023. The extension was the first of up to two (2) three-month extensions permitted under the Company’s then-existing governing documents. In connection with such extension, the Sponsor deposited an aggregate of $1,000,000 into the Trust Account, on behalf of the Company on October 13, 2022.

On January 20, 2023, StoneBridge held an extraordinary general meeting of shareholders, pursuant to which, the Company’s shareholders approved, by special resolution, a proposal to amend the Company’s Articles of Association to give the Company the right to extend the date by which it has to consummate a Business from January 20, 2023 up to 6 times for an additional one (1) month each time up to July 20, 2023 by depositing into the Trust Account, for each one-month extension, $0.05 for each Class A ordinary share outstanding, after giving effect to any shareholder redemptions, which amount shall not exceed $150,000 per extension. In connection with such extension, the Sponsor deposited an aggregate of $150,000 into the Trust Account, on behalf of the Company on January 20, 2023, extending the time available to the Company to consummate its initial business combination from January 20, 2023 to February 20, 2023. On February 16, 2023, March 13, 2023, April 14, 2023. May 17, 2023, and June 14, 2023, the Sponsor deposited $150,000 into the Trust Account on each date, on behalf of the Company, to extend the time available to the Company to consummate its initial business combination to the 20th of each such month.

On July 19, 2023, StoneBridge held an extraordinary general meeting of shareholders, pursuant to which, the Company’s shareholders approved, by special resolution, a proposal to amend StoneBridge’s Articles of Association to give the Company the right to extend the Combination Period from July 20, 2023 up to 6 times for an additional one (1) month each time up to January 20, 2024 (i.e., for a period of time ending up to 30 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, $0.025 for each Public Share after giving effect to any shareholder redemptions. In connection with such extension, the Sponsor deposited $60,649.23 into the Trust Account, on behalf of the Company on July 19, 2023, extending the time available to the Company to consummate its initial business combination from July 20, 2023 to August 20, 2023. On August 15, 2023, September 13, 2023, October 12, 2023. November 17, 2023, and December 13, 2023, the Sponsor deposited $60,649.23 into the Trust Account on each date, on behalf of the Company, to extend the time available to the Company to consummate its initial business combination to the 20th of each such month.

StoneBridge is proposing to amend its Articles of Association to give the Company the right to extend the Combination Period from January 20, 2024, up to 6 times for an additional one (1) month each time up to July 20, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed amendment to the Articles of Association of StoneBridge is attached to this proxy statement as part of Annex A.

Reasons for the Extension Amendment Proposal

The Articles of Association currently provide that StoneBridge has until the Termination Date to complete an initial Business Combination. StoneBridge and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a Business Combination unless StoneBridge provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of StoneBridge to seek an extension of the Termination Date and have StoneBridge shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given StoneBridge’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that StoneBridge will be able to consummate a Business Combination by the expiration of the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

In order to avail ourselves of the additional one-month extension periods to consummate the Business Combination, the Sponsor or its affiliates or designees (together with the Sponsor, the “Lender”), upon five days’ advance notice prior to the applicable Business Combination deadline, must deposit into the Trust Account, on or prior to the date of the applicable Business Combination deadline $0.025 for each Class A ordinary share outstanding after giving effect to the Redemption. If we complete our Business Combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us or, at the option of the Lender, convert such loaned amounts into private placement warrants of the post business combination entity at a price of $1.00 per warrant. If we do not complete a Business Combination, we will not repay such loans. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our initial business combination.

The Extension Amendment Proposal is essential to allowing StoneBridge additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, pursuant to the Articles of Association, StoneBridge may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, StoneBridge may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by StoneBridge shareholders, StoneBridge(i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of StoneBridge’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to StoneBridge’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,000,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to StoneBridge’s warrants, which will expire worthless in the event StoneBridge dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, StoneBridge intends to file an amendment to its Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to give the Company the right to extend the Combination Period from January 20, 2024, up to 6 times for an additional one (1) month each time up to July 20, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its IPO). StoneBridge will then continue to attempt to consummate a Business Combination until the expiration of the Combination Period, as extended. StoneBridge will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the expiration of the Combination Period, as extended. If StoneBridge enters into a definitive agreement with a target to consummate a Business Combination, the vote by StoneBridge shareholders to approve such Business Combination will occur at a separate meeting of StoneBridge shareholders, to be held at a later date, and the solicitation of proxies from StoneBridge shareholders in connection with such separate meeting, and the related right of StoneBridge shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Articles of Association, StoneBridge may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, StoneBridge may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Extraordinary General Meeting—Redemption Rights” for more information on how to exercise your redemption rights.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Amendment Proposal and (ii) that elect to have their Public Shares redeemed for cash if the Extension is implemented. This section applies only to Holders that hold their Public Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a Unit are generally separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and Public Warrant components of the Unit, and the discussion below with respect to actual Holders of Public Shares also should apply to holders of Units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the Units). Accordingly, the separation of Units into the Public Shares and Public Warrants underlying the Units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of Units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension (including any redemption of the Public Shares in connection therewith) with respect to any Public Shares held through the Units (including alternative characterizations of the Units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person of holding Founder Shares or Private Placement Warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the Public Shares through such a partnership or pass-through entity;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	persons that acquired their Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their Public Shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension and the exercise of their redemption rights with respect to their Public Shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A Public Shareholder who does not elect to redeem their Public Shares (including any Public Shareholder who votes in favor of the Extension Amendment Proposal) will continue to own its Public Shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “ —Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.”

Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning Public Warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of Public Warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of Public Shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any stock constructively owned by the U.S. Holder as a result of owning Public Warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “ —Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares of the Company’s stock constructively owned by it.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “—Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “—Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a startup exception, a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the corporation is not in fact a PFIC for either of those years.

PFIC Status of the Company

Based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it likely will not be eligible for the startup exception and therefore likely has been a PFIC since its first taxable year and will likely be considered a PFIC for its current taxable year. However, the Company’s actual PFIC status for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for its current taxable year or any future taxable year. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

Effects of PFIC Rules on the Redeeming Shareholders

Although the Company’s PFIC status is determined annually, an initial determination that the Company is a PFIC generally will apply for subsequent years to a U.S. Holder who held Public Shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. If the Company is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of the Public Shares and the U.S. Holder did not make either a timely mark-to-market (“MTM”) election or a qualified electing fund (“QEF”) election for the Company’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares (which may include gain realized by reason of transfers of Public Shares that would otherwise qualify as nonrecognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the Public Shares that preceded the taxable year of the distribution) (together, the “excess distribution rules”).

Under these excess distribution rules:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Public Shares;

•	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company is a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

•	an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election and Mark-to-Market Election

As noted above, the impact of the PFIC rules on a U.S. Holder of Public Shares will depend on whether the U.S. Holder has made a timely and effective QEF election to treat the Company as a “qualified electing fund” for the taxable year that is the first year in the U.S. Holder’s holding period of Public Shares during which the Company qualified as a PFIC or, if in a later taxable year, the U.S. Holder made a QEF election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s Public Shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its Public Shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its Public Shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF election (or a QEF election along with a purging election) with respect to its Public Shares is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. If the Company determines it is a PFIC for any taxable year, upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that the Company will timely provide such required information. There is also no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to Public Shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for the Company’s first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such Public Shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if the Company is a PFIC for any taxable year, a U.S. Holder of Public Shares that has made a QEF election will be currently taxed on its pro rata share of the Company’s earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution), under the above rules. In addition, if the Company is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its Public Shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of Public Shares may also depend on whether the U.S. Holder has made a MTM election. U.S. Holders who hold (actually or constructively) stock of a foreign corporation that is classified as a PFIC may elect to mark such stock to its market value each taxable year if such stock is “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq. No assurance can be given that Public Shares are considered to be marketable stock for purposes of the MTM election for any taxable year or whether the other requirements of this election are satisfied. If such an election is available and has been made, such electing U.S. Holder generally would not be subject to the excess distributions regime discussed above with respect to their Public Shares in connection with the redemption of their Public Shares. Instead, any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of Public Shares treated as a sale of Public Shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of Public Shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over its adjusted tax basis in its Public Shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM election). The electing U.S. Holder’s tax basis in its Public Shares will be adjusted to reflect any such income or loss amounts. However, if the MTM election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the Public Shares in which the Company is a PFIC, then the excess distribution regime discussed above will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of Public Shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or MTM election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the Public Shares should consult their own tax advisors concerning the application of the PFIC rules to the Public Shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders—U.S. Holders—Generally.” Regardless of whether it is treated as a sale of Public Shares or as a corporate distribution on the Public Shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such Public Shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension and the exercise of redemption rights in connection therewith.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

On the Record Date, the Sponsor, StoneBridge’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,000,000 Founder Shares held by the Sponsor and the officers and directors of StoneBridge, representing approximately 67.3% of StoneBridge’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares is present at the Extraordinary General Meeting, then no Public Shares will need to vote in favor of the Extension Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve the Extension Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Even if the Extension Amendment Proposal is approved, StoneBridge may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Full Text of Resolution

“It is resolved as a special resolution, that the Articles of Association of StoneBridge, as amended as of July 20, 2023 and currently in effect be amended to give the Company the right to extend the Combination Period from January 20, 2024, up to 6 times for an additional one (1) month each time up to July 20, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its initial public offering) by depositing into the Trust Account, for each one-month extension, $0.025 for each Class A ordinary share outstanding after giving effect to the Redemption pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company in the form set forth in Annex A of the accompanying proxy statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT STONEBRIDGE SHAREHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of StoneBridge—Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 2—THE NTA AMENDMENT PROPOSAL

Overview

The NTA Amendment Proposal, if adopted, will amend the Articles of Association to expand the methods that the Company may employ to not become subject to the SEC’s “penny stock” rules by removing the net tangible asset requirement therein. All shareholders are encouraged to read the NTA Amendment Proposal in its entirety for a more complete description of its terms. The text of the proposed amendment to the Articles of Association is set forth in Annex A to this proxy statement.

Consequences if the NTA Amendment Proposal is Not Approved

If the NTA Amendment Proposal is not approved and there are significant requests for redemption such that the NTA Requirement would not be satisfied, the Articles of Association would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met, forcing us to liquidate. If we liquidate, our warrants will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

Vote Required for Approval

The approval of the NTA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the NTA Amendment Proposal.

On the Record Date, the Sponsor, StoneBridge’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,000,000 Founder Shares held by the Sponsor and the officers and directors of StoneBridge, representing approximately 67.3% of StoneBridge’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will not need any Public Shares to vote in favor of the NTA Amendment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares is present at the Extraordinary General Meeting, then no Public Shares will need to vote in favor of the NTA Amendment Proposal to approve such proposal.

Full Text of Resolution

“It is resolved as a special resolution, that the Articles of Association of StoneBridge, as amended as of July 20, 2023 and currently in effect be amended to remove the net tangible asset requirement in order to expand the methods that the Company may employ so as to not become subject to the “penny stock” rules of the SEC, pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company in the form set forth in Annex A of the accompanying proxy statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT STONEBRIDGE SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE NTA AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of StoneBridge—Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension and NTA Requirement removal. The Adjournment Proposal will only be presented to StoneBridge shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or NTA Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension and NTA Requirement removal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by StoneBridge shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or the NTA Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

On the Record Date, the Sponsor, StoneBridge’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,000,000 Founder Shares held by the Sponsor and the officers and directors of StoneBridge, representing approximately 67.3% of StoneBridge’s issued and outstanding Ordinary Shares. Accordingly, regardless of whether all or a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need none of the Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the NTA Amendment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal , the NTA Amendment Proposal, or to provide additional time to effectuate the Extension and remove the NTA Requirement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT STONEBRIDGE SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of StoneBridge—Interests of the Initial Shareholders” for a further discussion.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 28, 2023, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as filed with the SEC on November 6, 2023, and in other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the Combination Period, as extended. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved and the other conditions to implementing the Extension are satisfied or waived, the Company expects to continue to seek an initial Business Combination and shareholder approval of such initial Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Extension or initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential initial Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, and may make it more difficult to complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less, or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We may not be able to complete our initial Business Combination with DigiAsia Bios Pte. Ltd., a Singapore private company limited by shares, if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us with any foreign target (including, but not limited to, a Singapore target), we may not be able to consummate an initial Business Combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

Our Sponsor, StoneBridge Acquisition Sponsor LLC, is controlled by Prabhu Antony, an individual who resides in and is a citizen of the United States. We are therefore unlikely to be considered a “foreign person” under the regulations administered by CFIUS. However, if CFIUS were to consider us to be a “foreign person” and believe that the business of an initial Business Combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate an initial Business Combination. In addition, if a potential initial Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with an initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial Business Combination.

Although we do not believe we or the Sponsor are a “foreign person,” CFIUS may take a different view and decide to block or delay a potential initial Business Combination, impose conditions to mitigate national security concerns with respect to a potential initial Business Combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the Sponsor. As a result, the pool of potential targets with which we could complete an initial Business Combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. This will also cause you to lose any potential investment opportunity in a potential initial Business Combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of StoneBridge’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of StoneBridge’s Ordinary Shares, by:

•	each person known by StoneBridge to be the beneficial owner of more than 5% of StoneBridge’s outstanding Ordinary Shares;

•	each of StoneBridge’s executive officers and directors that beneficially owns Ordinary Shares; and

•	all StoneBridge’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 7,422,013 outstanding shares (including 2,422,013 Public Shares and 5,000,000 Founder Shares) issued and outstanding as of the Record Date.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include the Ordinary Shares underlying the Private Placement Warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, StoneBridge believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate
			Number of		Percentage of
		Approximate	Shares	Approximate	Outstanding
	Number of Shares	Percentage of	Beneficially	Percentage of	Ordinary
Name and Address of Beneficial Owner	Beneficially Owned	Class	Owned(2)	Class	Shares
StoneBridge Acquisition Sponsor LLC(1)(2)	-	-	5,000,000	100.0%	67.3%
BP SPAC Sponsor LLC(2)	-	-	5,000,000	100.0%	67.3%
Bhargav Marepally(1)(2)	-	-	5,000,000	100.0%	67.3%
Prabhu Antony(1)(2)	-	-	5,000,000	100.0%	67.3%
Sylvia Barnes	-	-	-	-	-
Shamla Naidoo	-	-	-	-	-
Richard Saldanha	-	-	-	-	-
Jeff Najarian	-	-	-	-	-
Naresh Kothari	-	-	-	-	-
All directors and executive officers as a group (seven individuals)	-	-	5,000,000	100.0%	67.3%
Holders of 5% or more of our ordinary shares

(1)	The business address of such entity or person is One World Trade Center, Suite 8500, New York, NY 10007.

(2)	Interests shown consist solely of the founder shares, classified as Class B ordinary shares, which are held by StoneBridge Acquisition Sponsor LLC. Such shares will automatically convert into shares of Class A ordinary shares at the time of an initial business combination on a one-for-one basis, subject to adjustment as described in our Registration Statement. StoneBridge Acquisition Sponsor LLC is managed by its managing member, BP SPAC Sponsor LLC, which in turn is managed by Bhargav Marepally and Prabhu Antony. The address of BP SPAC Sponsor LLC is 1104 Linnea Lane, Southlake, Texas 76092. Any voting and dispositive decisions by BP SPAC Sponsor LLC are made by a vote of its managing members. Accordingly, Messrs. Marepally and Antony are deemed to share beneficial ownership. Notwithstanding the foregoing, Messrs. Marepally and Antony disclaim beneficial ownership of such shares, except to the extent of their pecuniary interest therein.

HOUSEHOLDING INFORMATION

Unless StoneBridge has received contrary instructions, StoneBridge may send a single copy of this proxy statement to any household at which two or more shareholders reside if StoneBridge believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce StoneBridge’s expenses. However, if shareholders prefer to receive multiple sets of StoneBridge’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of StoneBridge’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact StoneBridge at the following address:

StoneBridge Acquisition Corporation

One World Trade Center, Suite 8500

New York, NY 10007

(646) 314-3555

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

StoneBridge files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. StoneBridge’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of StoneBridge’s filings with the SEC (excluding exhibits) at no cost by contacting StoneBridge at the address and/or telephone number below.

If you would like additional copies of this proxy statement or StoneBridge’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact StoneBridge at the following address:

StoneBridge Acquisition Corporation

One World Trade Center, Suite 8500

New York, NY 10007

(646) 314-3555

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from StoneBridge’s proxy solicitation agent at the following address, telephone number and e-mail address:

The Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

Toll-Free: 855-414-2266

Email: APAC@laurelhill.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a StoneBridge shareholder and would like to request documents, please do so by January 10, 2024, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from StoneBridge, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

STONEBRIDGE ACQUISITION CORPORATION

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

a)	the deletion of the existing definition of article 49.7 in its entirety and the insertion of the following language in its place:

“The Company will have 30 months from the consummation of the IPO to consummate a Business Combination. If the Directors anticipate that the Company may not be able to consummate a Business Combination within 30 months from consummation of the IPO, the Sponsor or its affiliates or designees may, but are not obligated to, extend the period of time to consummate a Business Combination six times by an additional month each time (for a total of up to 36 months to complete a business combination); provided that, the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable deadline, shall deposit into the trust account $0.025 for each Class A ordinary share outstanding after giving effect to the Redemption on or prior to the date of the applicable deadline. In the event that the Sponsor or its affiliates or designees elect to extend the time to complete a Business Combination and deposit the applicable amount of money into trust, the Sponsor or its affiliates or designees would receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that the Company is unable to close a Business Combination unless there are funds available outside the trust account to do so. In the event that the Company receives notice from our Sponsor or its affiliates or designees five days prior to the applicable deadline of its intent to effect an extension, the Company will issue a press release announcing such intention at least three days prior to the applicable deadline. The Company will also issue a press release the day after the applicable deadline announcing whether the funds had been timely deposited. Neither the Sponsor nor its affiliates or designees are obligated to fund the trust account to extend the time for the Company to complete the Business Combination.”

b)	the deletion of the following language in article 49.2:

“… provided, in each case, that the Company shall not redeem or repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001.”

c)	the deletion of the following language in article 49.4:

“…provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, [or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.]”

d)	the deletion of the following language in article 49.5:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the "Redemption Limitation").”

e)	the deletion of the following language in article 49.9:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

STONEBRIDGE ACQUISITION CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [ ], 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12-digit control number to vote electronically at the extraordinary general meeting. To attend:
https://www.cstproxy.com/stonebridgespac/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

STONEBRIDGE ACQUISITION CORPORATION
ONE WORLD TRADE CENTER, SUITE 8500 NEW YORK, NEW YORK 10007

The undersigned appoints Bhargav Marepally, the Company's Chief Executive Officer as proxy (the "Proxy"), with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the "Shares") at the Extraordinary General Meeting of the shareholders of StoneBridge Acquisition Corporation ("StoneBridge" or the "Company") to be held on January 17, 2024, at [ ]:[ ] p.m. Eastern Time, virtually live webcast at https://www.cstproxy.com/stonebridgespac/2024 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy's discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed on the other side)

STONEBRIDGE ACQUISITION CORPORATION - THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. **The Adjournment Proposal** – **RESOLVED**, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairperson of the Extraordinary General Meeting, be approved in all respects.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature_______________________, if held jointly_____________________________Date______, 2024

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such. When signing as a corporation, please sign in full corporate name by president or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.